UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2017

COOL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53443 (Commission File Number)	75-3076597 (IRS Employer Identification No.)

8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637

(Address of Principal Executive Offices, Zip Code)

(813) 975-7467

(Registrant's telephone number, including area code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Cool Technologies, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada increasing its authorized shares of common stock, par value $0.001 per share, from 140,000,000 shares to 350,000,000 shares, effective March 22, 2017.

The Company currently believes that the increase in authorized share capital eliminates the need for any other type of corporate action such as a reverse stock split.

The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the full text of such Amendment, a copy of which is attached hereto as Exhibit 3.11.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 3.11	Amendment to Articles of Incorporation, dated March 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOL TECHNOLOGIES, INC.

	By:	/s/ Timothy Hassett
	Name:	Timothy Hassett
	Title:	Chairman and Chief Executive Officer

Date: March 24, 2017